Fees Summary	Feb. 10, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,127,752.71
Total Transaction Valuation	7,366,118,275.54
Total Offset Amount	1,127,752.71
Net Fee	$ 0